UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2026

MeiraGTx Holdings plc

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38520	98-1448305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Third Avenue, Suite 1115

New York, NY 10017

(Address of principal executive offices) (Zip code)

(646) 860-7985

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00003881 par value per share	MGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.     Entry Into a Material Definitive Agreement.

On March 25, 2026, MeiraGTx Holdings plc (the “Company”), as issuer, and its wholly-owned subsidiaries MeiraGTx UK II Limited, a company incorporated in England and Wales (“MeiraGTx UK II”), and MeiraGTx Ireland DAC, a designated activity company limited by shares incorporated in Ireland (“MeiraGTx Ireland,” and together with MeiraGTx UK II, the “Subsidiary Guarantors”), the noteholders and other parties from time to time party to the Notes Purchase Agreement (as defined below), and Perceptive Credit Holdings III, LP, as administrative agent and noteholder under the Notes Purchase Agreement (“Perceptive”), entered into Amendment No. 4 to Amended and Restated Notes Purchase Agreement and Amendment No. 1 to Warrant Certificates (the “Amendments”). The Amendments amend (A) the Amended and Restated Notes Purchase Agreement and Guaranty, dated December 19, 2022, between the Company, the Subsidiary Guarantors, the noteholders and other parties from time to time party thereto, and Perceptive (the “Notes Purchase Agreement”), and (B) the warrants (the “Warrants”) granted to Perceptive to purchase up to (i) 400,000 ordinary shares of the Company at an exercise price of $15.00 per share and (ii) 300,000 ordinary shares of the Company at an exercise price of $20.00 per share, which Warrants were granted in August 2022 at the time the Company entered into the initial financing with Perceptive.

Under the Amendments, the Maturity Date (as defined under the Notes Purchase Agreement) has been extended from August 2, 2026 to May 2, 2027 and the Company has agreed to redeem a portion of the outstanding principal amount of the Notes (as defined under the Notes Purchase Agreement) equal to $25,000,000 on or before June 30, 2026. The Warrants were amended to change the exercise price to $8.00 per Warrant Share (as defined under the Warrants).

Ellen Hukkelhoven, Ph.D., a member of the Company’s Board of Directors, is Head of Biotechnology Investments at Perceptive Advisors, LLC, an affiliate of Perceptive. Additionally, affiliates of Perceptive own, in the aggregate, more than 10% of the Company’s outstanding shares.

Item 2.02.     Results of Operations and Financial Condition.

On March 26, 2026, the Company issued a press release announcing its financial results for the year ended December 31, 2025. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 regarding the financial obligations under the Amendments and the Notes Purchase Agreement is incorporated by reference into this Item 2.03.

Item 9.01.     Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Press release of MeiraGTx Holdings plc, dated March 26, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2026

MEIRAGTX HOLDINGS PLC

	By:	/s/ Richard Giroux
		Name:	Richard Giroux
		Title:	Chief Financial Officer and Chief Operating Officers